UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report

April 28, 2004

(Date of earliest event reported)

Levitt Corporation

(Exact name of registrant as specified in its Charter)

Florida	001-31931	11-3675068

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1750 East Sunrise Blvd., Ft. Lauderdale, Florida	33304

(Address of principal executive offices)	(Zip Code)

(954) 760-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     The information in this report (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3) is being furnished pursuant to Item 9 and Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9. Regulation FD Disclosure

     On April 28, 2004, Levitt Corporation (the “Company”) issued a press release announcing its acquisition of Bowden Building Corp., a Tennessee corporation. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition

     On April 28, 2004, Levitt Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2004. The press release and accompanying financial tables are attached hereto as Exhibit 99.2 and Exhibit 99.3, and are incorporated herein by reference.

Exhibit	Description
99.1	Press release dated April 28, 2004

99.2	Press release dated April 28, 2004

99.3	Financial tables

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION
By:	/s/ GLEN R. GILBERT
Glen R. Gilbert
Executive Vice President - Chief Financial Officer

Dated: April 28, 2004